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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                            Reported):March 21, 2001




                       MORGAN STANLEY ABS CAPITAL I INC.
                       ---------------------------------
            (Exact name of registrant as specified in its charter)


Delaware                         333-64909                   13-393229
-----------------------------    ------------------------    ----------------
(State or Other Jurisdiction     (Commission File Number)   (I.R.S. Employer
    of Incorporation)                                       Identification No.)


1585 Broadway
New York, New York                                              10036
--------------------------------                                -------
(Address of Principal                                          (Zip Code)
Executive Offices)


Registrant's telephone number, including area code (212) 761-4000
                                                   --------------



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Item 5.        Other Events.
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         On March 21, 2001, Morgan Stanley ABS Capital I Inc. (the "Company")
entered into a Pooling and Servicing Agreement dated as of March 1, 2001 (the "Pooling and Servicing Agreement"), by and among the Company, American Business Credit, Inc., as servicer (the "Servicer")and The Chase Manhattan Bank, as trustee (the "Trustee"), providing for the issuance of the ABFS Mortgage Loan Trust 2001-1 Mortgage Pass-Through Certificates, Series 2001-1. The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.

         On March 21, 2001, the Company also entered into an Unaffiliated Seller's Agreement dated as of March 1, 2001 (the "Unaffiliated Seller's Agreement"), by and among the Company, ABFS 2001-1 Inc., a Delaware corporation ( the "Unaffiliated Seller") and American Business Credit,Inc., HomeAmerican Credit, Inc. d/b/a Upland Mortgage and American Business Mortgage Services, Inc. (together, the "Originators"), in connection with the issuance of the Certificates. The Unaffiliated Seller's Agreement is annexed hereto as
Exhibit 99.2.



 Item 7.      Financial Statements, Pro Forma Financial
 ------
              Information and Exhibits.




(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         99.1. The Pooling and Servicing Agreement, dated as of April 1, 2001, by and among the Company, the Servicer and the Trustee.

         99.2 The Unaffiliated Seller's Agreement, dated as of April 1, 2001, by and among the Company, the Unaffiliated Seller and the Originators.


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                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  MORGAN STANLEY ABS CAPITAL I INC.



                                  By:  /s/  James P. Fadel
                                       -----------------------
                                       Name:  James P. Fadel
                                       Title: Vice President



Dated:  April 5, 2001


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                                 Exhibit Index
                                 -------------


Exhibit                                                                   Page
-------                                                                   ----

99.1.           Pooling and Servicing Agreement,
                dated as of April 1, 2001, by
                and among, the Company, the Servicer and the Trustee.       6

99.2            Unaffiliated Seller's Agreement,
                dated as of April 1, 2001, by
                and among, the Company, the Unaffiliated Seller
                and the Originators                                         7